UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

FAR EAST ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-32455 (Commission File Number)	88-0459590 (IRS Employer Identification Number)

400 N. Sam Houston East, Suite 205, Houston, Texas 77060
(Address of principal executive offices)

(832) 598-0470
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On October 4, 2004, the Registrant is providing a presentation to investors, which is attached as Exhibit 99.1. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description
99.1	Presentation slides dated October 4, 2004.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2004.

Far East Energy Corporation
By:	/s/ Bruce N. Huff
Bruce N. Huff
Chief Financial Officer

2

Index to Exhibit

Exhibit
Number	Description
99.1	Presentation slides dated October 4, 2004.